Exhibit 10.27

THIS WARRANT AND THE SHARES PURCHASABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Dated: April 27, 2020

WARRANT TO PURCHASE

SERIES C PREFERRED SHARES OF

YATSEN HOLDING LIMITED

This certifies that VMG Partners IV, L.P., or its assigns transferred in accordance with Section 6 hereof (collectively, the “Holder”), for value received, is entitled to purchase, at an aggregate purchase price of US$1,218,309 (the “Warrant Exercise Price”) as set forth in the column entitled “Total Purchase Price” in Schedule A-4 to that certain share purchase agreement entered into between the Company, the Holder and other parties thereto on or around the date hereof (the “Purchase Agreement”), from Yatsen Holding Limited, an exempted company duly incorporated with limited liability and validly existing under the Laws of Cayman Islands (the “Company”), 2,158,407 Series C Preferred Shares of the Company as set forth in the column entitled “No. of Purchased Shares” in Schedule A-4 to the Purchase Agreement (the “Warrant Shares”) at the per share purchase price of US$0.5644 for each Series C Preferred Share (the “Per-Share Exercise Price”).

For purposes of this Warrant, all capitalized terms used and not otherwise defined herein shall have their respective meanings given to them in that Fourth Amended and Restated Shareholders Agreement dated March 25, 2020, by and among the Company, the Holder and certain parties named therein (the “Shareholders Agreement”).

This Warrant shall be exercisable by the Holder at any time within one (1) month following the date hereof in accordance with the terms and conditions hereunder, provided that the Holder or its assignee is obliged to fully exercise this Warrant in accordance with the terms and conditions hereunder and pay the Warrant Exercise Price by wire transfer in immediately available funds by the Exercise Date (as defined below) specified on the Notice of Exercise (as defined below) to the bank account designated in writing by the Company. The Warrant Exercise Price, the Per-Share Exercise Price and the number of Warrant Shares purchasable hereunder are subject to adjustment as provided in Section 4 of this Warrant.

1.    Exercise; Issuance of Certificates; Acknowledgement.

(a)    Subject to compliance with the terms and conditions of this Warrant, this Warrant may be exercised in whole but not in part, at any time within one (1) month following the date hereof and in no more than one time by the advance delivery of notice of exercise substantially in the form attached hereto as Exhibit A (the “Notice of Exercise”; and the applicable date to effectuate the exercise of this Warrant specified on the Notice of Exercise is hereinafter referred to as the “Exercise Date”, which shall be no later than five (5) Business Days after the issuance of the Notice of Exercise), duly executed by the Holder to the Company. On the Exercise Date, the Holder shall surrender this Warrant to the Company.

(b)     The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed and executed Notice of Exercise delivered for such shares. Certificates for the shares of the Warrant Shares so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise and other closing deliverables set forth under the Purchase Agreement shall be delivered to the Holder hereof by the Company at the Company’s expense in accordance with the Purchase Agreement. For the avoidance of doubt, this Warrant shall be exercised only once.

2.    Payment for Shares. The Warrant Exercise Price for the Warrant Shares being purchased hereunder shall be paid against surrender of this Warrant by wire transfer of immediately available funds in accordance with the terms and conditions of this Warrant and the Purchase Agreement. For the avoidance of doubt, once the Warrant Exercise Price (i.e., US$1,218,309) is paid in full on the date of Closing (as defined in the Purchase Agreement) in accordance with Section 2.1(a) of the Purchase Agreement, all payment obligations of the Holder and the Investor (as defined in the Purchase Agreement) under this Warrant and the Purchase Agreement shall be deemed to be satisfied in full and in no event shall the Holder or the Investor (as defined in the Purchase Agreement) be obligated to make any additional payment to the Company under this Warrant or the Purchase Agreement.

3.    Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant (together with all shares of Ordinary Share issuable upon conversion of such Warrant Shares, if any) will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Warrant Shares (together with the number of shares of Ordinary Share issuable upon conversion of such Warrant Shares, if any), or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant.

4.    Adjustment of Per-Share Exercise Price and Number of Shares. The Per-Share Exercise Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4. Upon each adjustment of the Per-Share Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Per-Share Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Per-Share Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Per-Share Exercise Price resulting from such adjustment.

4.1    Conversion of Shares. If all of the outstanding Shares of the Company is converted into shares of Ordinary Share, then this Warrant shall automatically become exercisable for that number of shares of Ordinary Share equal to the number of shares of Ordinary Share that would have been received if this Warrant had been exercised in full and the Warrant Shares received thereupon had been simultaneously converted into shares of Ordinary Share immediately prior to such event, and the Per-Share Exercise Price shall be automatically adjusted to equal the number obtained by dividing (i) the Warrant Exercise Price for which this Warrant was exercisable immediately prior to such conversion, by (ii) the number of shares of Ordinary Share for which this Warrant is exercisable immediately after such conversion.

4.2    Subdivisions, Combinations and Dividends. In case the Company shall at any time subdivide its outstanding Shares into a greater number of shares or pay a dividend in Shares in respect of outstanding Shares, the Per-Share Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall be proportionately reduced, and conversely, in case the outstanding shares of the Shares of the Company shall be combined into a smaller number of shares, the Per-Share Exercise Price in effect immediately prior to such combination shall be proportionately increased.

4.3    Reclassification. If any reclassification of the capital stock of the Company shall be effected in such a way that holders of the Shares shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reclassification, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Ordinary Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Ordinary Shares equal to the number of shares of such Ordinary Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any reclassification described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Per-Share Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

4.4    Notice of Adjustment. Upon any adjustment of the Per-Share Exercise Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof to the registered Holder of this Warrant. The notice shall be signed by the Company’s chief financial officer and shall state the Per-Share Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

4.5    Other Notices. If at any time:

(1)    the Company shall declare any cash dividend upon its Shares (or Ordinary Share issuable upon conversion thereof);

(2)    there shall be any capital reorganization or reclassification of the capital stock of the Company; or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or other business entity;

(3)    there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

(4)    there shall be an IPO;

then, in any one or more of said cases, the Company shall give notice to the Holder of this Warrant, (a) at least twenty (20) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or public offering, at least twenty (20) days prior written notice of the date when the same shall take place; provided, however, that the Holder shall make a best efforts attempt to respond to such notice as early as possible after the receipt thereof. Any notice given in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, the date on which the holders of Shares (or Ordinary Share issuable upon conversion thereof) shall be entitled thereto. Any notice given in accordance with the foregoing clause (b) shall also specify the date on which the holders of Shares (or Ordinary Share issuable upon conversion thereof) shall be entitled to exchange their Shares (or Ordinary Share issuable upon conversion thereof) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, conversion or public offering, as the case may be.

4.6    Acquisition. In the event of any reorganization, consolidation or merger of the Company, transfer of all or substantially all of the assets of the Company or any simultaneous sale of more than a majority of the then outstanding securities of the Company other than a mere reincorporation transaction (an “Acquisition”), then, as a condition of such Acquisition, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Warrant Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby), at the same aggregate exercise price, such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Warrant Shares equal to the number of shares of such Warrant Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any Acquisition described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Per-Share Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

5.    No Voting or Dividend Rights. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

6.    Warrants Transferable. Subject to compliance with applicable federal and state securities laws and compliance with the same transfer restriction under Section 4.9 of the Shareholders Agreement, this Warrant and all rights hereunder may only be transferred to the Affiliates of the Holder, in whole and without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed and the delivery of Assignment Form in the form attached hereto as Exhibit B. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company’s option, and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company and notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes. Without prejudice to the aforesaid restrictions in this Section 6, for the purpose of this Warrant, all provisions and restrictions on transfer or otherwise disposal of shares of the Company held by the Holder provided in the Shareholders Agreement shall apply to any transfer of this Warrant or all rights hereunder mutatis mutandis.

7.    Lost Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

8.    Modification and Waiver. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Company and the Holder. All rights and remedies provided under the Purchase Agreement, this Warrant, by law or otherwise afforded to the Investor or the Holder shall apply to all the shares acquired under the Purchase Agreement and this Warrant, and shall be cumulative (and not alternative).

9.    Notices; Governing Law; Venue. The provisions of Section 14.1 (Notices), Section 14.3 (Governing Law) and Section 14.11 (Dispute Resolution) of the Shareholders Agreement shall apply, mutatis mutandis, to this Agreement.

10.    Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

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IN WITNESS WHEREOF, the Company and the Warrant Holder hereto have caused this Warrant to be executed by an officer thereunto duly authorized.

YATSEN HOLDING LIMITED

By:	/s/ Authorized Signatory
Name:	Authorized Signatory
Title:

Yatsen Holding Limited Series D+ Financing

Signature Page to Warrant

IN WITNESS WHEREOF, the Company and the Warrant Holder hereto have caused this Warrant to be executed by an officer thereunto duly authorized.

VMG Partners IV, L.P.

By:	/s/ Authorized Signatory
Name:	Authorized Signatory
Title:

Yatsen Holding Limited Series D+ Financing

Signature Page to Warrant

EXHIBIT A

NOTICE OF EXERCISE

To: Yatsen Holding Limited

The undersigned, the holder of a right to purchase the Warrant Shares of Yatsen Holding Limited (the “Company”) pursuant to that certain Warrant to Purchase Series C Preferred Shares of Yatsen Holding Limited (the “Warrant”), dated as of April 27, 2020, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, 2,158,407 shares of Series C Preferred Shares of the Company and the Exercise Date shall be the date of the Closing (as defined in the Purchase Agreement).

Capitalized but undefined terms used herein shall have the meanings ascribed to such terms in the Warrant.

The undersigned represents that it is acquiring such securities for its own account for investment and not with a view to or for sale in connection with any distribution thereof.

DATED: April 27, 2020

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned has set forth its signature on this Notice of Exercise as of the date first above written.

VMG Partners IV, L.P.

By:	/s/ Authorized Signatory
Name:	Authorized Signatory
Title:

EXHIBIT B

FORM OF ASSIGNMENT

ASSIGNMENT FORM

To assign this Warrant, fill in the form below:

I or we assign and transfer this Warrant to

(Print or type assignee’s name and address)

Date:

Signature on behalf of Holder by:

Name:
Title:

Signature: